Exhibit 10.1

Execution Version

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED BUSINESS MANAGEMENT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED BUSINESS MANAGEMENT AGREEMENT (this “Amendment”), effective as of January 1, 2026, is made and entered into by and between Service Properties Trust, a Maryland real estate investment trust (the “Company”), and The RMR Group LLC, a Maryland limited liability company (the “Manager”).

WHEREAS, the Company and the Manager are parties to that certain Second Amended and Restated Business Management Agreement, dated as of June 5, 2015, as amended by that certain First Amendment to Second Amended and Restated Business Management Agreement, effective as of August 1, 2021 (the “Business Management Agreement”); and

WHEREAS, the Company and the Manager wish to amend certain provisions of the Business Management Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

1.	The definition of “Index” included in Section 11 of the Business Management Agreement shall be replaced in its entirety by the following:

“Index” shall mean (i) the MSCI U.S. REIT/Hotel & Resort REIT Index, as published from time to time, for all periods ending prior to January 1, 2026 and (ii) the MSCI US REIT Diversified Index, as published from time to time, for all periods beginning on or after January 1, 2026.

2.	As amended hereby, the Business Management Agreement shall remain in full force and effect.

3.	The provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

4.	This Amendment may be executed in separate counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers, as of the date first written above.

SERVICE PROPERTIES TRUST

By:	/s Christopher J. Bilotto
	Name:	Christopher J. Bilotto
	Title:	President and Chief Executive Officer

THE RMR GROUP LLC

By:	/s/ Matthew C. Brown
	Name:	Matthew C. Brown
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Second Amended and Restated Business Management Agreement]